THE PRUDENTIAL SERIES FUND
High Yield Bond Portfolio

Prospectus dated May 1, 2010

Supplement dated June 22, 2010

This supplement sets forth certain changes to the Prospectus of The Prudential Series Fund (the Fund) dated May 1, 2010 with respect to the High Yield Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and SAI and should be retained for future reference.

The Portfolio’s Average Annual Total Returns for the periods ended December 31, 2009 table under the section entitled “High Yield Bond Portfolio Prospectus Summary–Past Performance” is hereby deleted and replaced with the following:

Average annual total returns for periods ended 12/31/09
	1 Year	5 Years	10 Years
Class I Shares	47.16%	6.00%	5.56%
Barclays Capital High Yield 1% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	59.45%	6.38%	6.88%
Barclays Capital High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	58.76%	6.49%	6.87%

The Glossary in the Fund's Prospectus is hereby amended to add the following:

Barclay's Capital High Yield 1% Issuer Capped Index.  The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt.  Issuers are capped at 1% of the Index.  Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.  Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes.  These returns would be lower if they included the effect of sales charges, operating expenses and taxes.  Source:  Barclays Capital.

PSFSUPP1